UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                     (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

Item 1. REPORTS TO STOCKHOLDERS.

Semi-Annual Report 2013
March 31, 2013
(Unaudited)

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between The Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: Investments in ETFs, Foreign Securities Risk, Inverse Correlation Risk, Short Sales Risk, Derivative Risk, Leverage Risk, Market Risk, Small-cap and Mid-cap Risk, Fixed Income Risk, Management Style Risk, Manager Risk, Non-diversified Fund Risk, Sector Focus Risk, Portfolio Turnover Risk, and Operating Risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this semi-annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting navfx.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Semi-Annual Report was first distributed to shareholders on or about May 30, 2013.

For More Information on Your Sector Rotation Fund:

See Our Web site @ navfx.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Fellow Shareholder:

As of March 31, 2013, The Sector Rotation Fund (the “Fund”) had a total one year return of 8.39%, as compared to the S&P 500 Index’s return of 13.96%.  I attribute the performance to several factors:

1.
Over the last year I have put a large emphasis on risk management.  Leading up to the Presidential election I entered a buy stop order for ProShares UltraPro Short S&P500 (SPXU) to protect on the down side.  The order was executed and did reduce the downside exposure that occurred right after the November 6th election.

2.
Following the execution of the original buy stop order, I entered into a second buy stop order for SPXU which continues to be active.  This order will remain active until it is either cancelled or executed. It is one of my preferred methods to reduce risk, and has a tax benefit by not realizing capital gains to the shareholders.

3.
The fund still holds several assets such as Rising Rate and TIPS funds which have not performed well in relation to the S&P 500.  I still believe that these types of investments show long term potential.

4.
With 7% unemployment, $3.60 gasoline, $16.7 Trillion in national debt, the housing market still near the bottom, the S&P 500 standing at more than double its 2009 bottom and the reinstatement of the full payroll tax, my emphasis on risk management continues.

5.	I have increased the holdings in yield producing assets. In turn this has constrained the upside but it also reduced the risk and increased the yield.

Word about Inflation
November inflation numbers are in, and they are showing that inflation is decreasing, not increasing. On a seasonally adjusted basis, the Consumer Price Index (CPI), which rose 0.1% in October, decreased 0.3% in November.  On a year-over-year basis, the CPI, which increased 2.2% in October, increased 1.8% in November.  Many of us, however, aren’t feeling this data in our wallets.  In fact, you may think prices are rising, not falling.  But there’s a reason CPI numbers run counter to your personal experience: manipulation.

It makes sense that inflation would be rising, not falling, from an economic standpoint.  The U.S. Federal Reserve Board (Fed), in an attempt to stimulate the U.S. economy, has engaged in round after round of quantitative easing.  This easing, which involved massive purchases of U.S. Treasuries, was designed to push down yields on U.S. Treasuries and bonds and drive up investment and consumption.  Essentially, the policymakers created more money.  In doing so, they diluted the purchasing power of the dollar—they created inflation.  And it’s going to keep on rising.  Some economists are even predicting a hyperinflationary great depression that will lead to a collapse in U.S. economic activity and financial system and a complete loss of the purchasing power of the U.S. dollar.

Then there are Treasury Inflation Protected Securities (TIPS), which are adjusted regularly for the rate of inflation.  In theory they’re a good idea, unless price changes are so rapid that the principal and/or yield adjustment lag enough to make the adjustments worthless.  I recall a story from the inflationary environment that occurred in Weimar, Germany, when individuals had to negotiate a price and pay for a meal before sitting down to dinner as the price of the meal would be higher by the time it was finished.

My point is, there’s no sure thing when it comes to protecting yourself from inflation.  You can try to predict when and to what extent it will become a problem - if it isn’t already.  You can try to find an asset class that’s “safe.”  But, no one really knows what will happen, and no investment is totally safe. Your best option: Understand your options, and navigate carefully with a diversified portfolio designed to reflect the times.

Word about the Economy
Concern about the U.S. economy and Europe's sovereign-debt problems were overshadowed at the end of 2012 by the U.S. fiscal cliff - and serious concerns remain, including higher taxes and what will certainly be a nasty debate about the U.S. debt ceiling.

Despite the election, fiscal cliff threat and Hurricane Sandy, there has been some good news.  Payrolls have risen, lifting the three-month moving average of private payrolls to 181,000, the best level it has seen since last March.  We question, however, whether the momentum can be sustained through the first half of 2013.  Given the tendency over the past three years, strength in the first quarter has led to weakness in the second.

Then there’s the housing market. It has certainly improved: The S&P/Case-Shiller Home Price Index rose 0.7% in October, its ninth consecutive monthly rise.  And, the National Association of Home Builders Housing Price Index hit its highest level since May 2006 in December.

All told, real gross domestic product (GDP) grew at 3.1% in the third quarter, a pace that likely would have been one percentage point higher if not for Hurricane Sandy.  The fiscal cliff also had a negative impact on business sentiment, which could have hurt GDP.  So, while the economy isn’t strong, it could have been a lot worse.  But, we’re still not off the hook.

First, we have the expiration of the payroll tax holiday.  The holiday cut 2 percentage points from every American’s Social Security payroll tax at the end of 2010 until the end of 2012, and now it’s gone.  When you got your first paycheck of 2013, it was probably smaller.  This change will lead to roughly $110 billion in lost 2013 income to U.S. households, which we believe will translate into slower consumption, and in turn, about 0.75% in lost real GDP.

We also have higher marginal income-tax rates, in addition to higher rates on capital gains and dividends, thanks to President Obama’s new tax package.  On top of a hike in the maximum income tax rate from 35% to 39.6% and the maximum capital-gains tax rate from 15% to 20%, the so-called “wealthy” will also see their itemized deductions phased out, and they’ll be paying new surtaxes on investment income to fund Obamacare and Medicare as well as higher rates on investment income.  And that’s just at the federal level: Several states, including California, have also passed new taxes on residents who are in the top income brackets.

As a result, we are likely to get at least a one percentage point cut in 2013 real GDP growth, plus whatever cuts come from the sequestration issue, which was delayed for two months in the cliff deal, but will definitely have an impact if spending cuts are the ultimate result.  According to the U.S. Department of the Treasury, the debt ceiling will need to be raised sometime next month.  If there are no meaningful reductions in spending, another debt downgrade is likely. President Obama and Congress will have to deal with the issue, but given how contentious the fiscal-cliff negotiations were, we don’t think the next round of talks will go any better - and that can’t be good for business spending.  Who wants to hire or buy equipment now, when so much is up in the air?

The Troubling Employment Situation
In terms of January employment, total nonfarm payroll employment increased by a net 157,000, the number of unemployed persons came in at 12.3 million, and the unemployment rate rose from 7.8% to 7.9% (near where it has been since September 2012).  In fact, the unemployment rate has been stuck above an unhealthy 7% for more than four years.

On the surface, the employment report suggests a continuation of the same mediocre job creation we’ve seen since September 2012. But we see some significant problems in the report - problems that we think will weigh on an economic recovery this year.

The labor force participation rate is weak
The labor force participation rate - which is the percentage of Americans who have a job or are looking for work - is at the same level it was in 1981 and that was the start of a decade when some 12 million women entered the workforce looking for jobs. Demographic changes can explain approximately some the drop in labor force participation - for example, aging baby boomers are retiring and dropping out of the labor force.  Other explanations are people on disability insurance or attending school.  Some people, however, simply give up and stop looking. When this happens - when the labor force participation rate is low - the unemployment ends up being understated. That’s where I think we are today.  If all of those people who simply gave up were in the labor market, we’d have much higher unemployment than 7.9%.

People are underemployed
According to a study from the non-profit Center for College Affordability and Productivity, nearly half of working Americans with college degrees are settling for jobs for which they are overqualified.  Many extend their education instead of facing a very difficult job market.  And, this trend is expected to continue over the next decade, with Richard Vedder, an Ohio University economist and founder of the center, saying it is “almost the new normal.”

People aren’t retiring
According to data from the Census Bureau, the share of workers ages 65-plus in the labor force jumped from 12% in 1990 to 16% in 2010. That indicates that older workers are increasingly delaying retirement, staying in jobs that otherwise would normally be filled by younger workers.  That seems to be the case today.  For example, the unemployment rate for millennials (Americans aged 18 to 29) increased much higher than that of the general population, rising from 11.5% in December to 13.1% in January.  And, even the millennials who are able to find jobs aren’t entirely in the clear.  According to a report from the Economic Policy Institute, inflation-adjusted wages for young high school graduates declined by 11.1% between 2000 and 2011, and the real wages of young college graduates declined by 5.4%.  That makes sense when compared to other data we’ve seen.  For example, according to a 2009 Yale University study, students who graduate into a recession can expect to earn 10% less after a decade of work than they would have had they graduated into strong economy.  So, while it’s not a good time to be looking for a job, it’s really not a good time to be looking for a job if you’re a recent graduate.

Obamacare is tempering hiring
The Affordable Care Act, also know is Obamacare, is worrisome to many employers.  Those with more than 49 workers who don’t offer a certain type of health insurance face penalties of $2,000 per full-time worker starting in 2014, and larger firms face even higher fines.  In response, employers are laying off workers and slashing hours.

Also, consider this:  Even if labor force participation regains half the ground it’s lost over the past four years, and job growth keeps improving at the rate it did in 2012, according to the Atlanta Fed’s jobs calculator, it would take another eight years to get unemployment back to its peak during the George W. Bush administration.  And that’s assuming we don’t suffer another recession between now and then.

Mark A. Grimaldi
Fund Manager

Sector Rotation Fund

Schedule of Investments
(Unaudited)

As of March 31, 2013
	Shares	Value (note 1)

EXCHANGE-TRADED FUNDS - 96.94%

Asset Allocation - 1.50%
iShares S&P Moderate Allocation Fund	10,000	$328,300
		328,300
Biotechnology - 2.92%
iShares Nasdaq Biotechnology Index Fund	4,000	639,720
		639,720
Commodities - 4.62%
* iShares Silver Trust	20,000	548,600
* SPDR Gold Shares	3,000	463,410
		1,012,010
Consumer Services - 1.84%
Vanguard Consumer Staples ETF	4,000	402,920
		402,920
Dividend - 1.50%
Vanguard Dividend Appreciation ETF	5,000	328,500
		328,500
Fixed Income - 20.55%
* Direxion Daily 20 Year Plus Treasury Bear 3x Shares	4,000	227,600
iShares iBoxx $ High Yield Corporate Bond Fund	15,000	1,415,250
* ProShares UltraShort 20+ Year Treasury	3,000	197,130
SPDR Barclays High Yield Bond ETF	50,000	2,055,500
SPDR Barclays TIPS ETF	10,000	604,000
		4,499,480
Health Care - 5.25%
Health Care Select Sector SPDR Fund	25,000	1,150,225
		1,150,225
International - 6.09%
iShares MSCI Hong Kong Index Fund	15,000	297,600
iShares MSCI Singapore Index Fund	10,000	139,600
iShares MSCI Switzerland Capped Index Fund	15,000	440,400
iShares MSCI United Kingdom Index Fund	25,000	456,750
		1,334,350
Large Cap - 50.73%
ProShares UltraPro S&P 500	18,000	2,107,440
SPDR S&P 500 ETF Trust	10,000	1,566,700
SPDR S&P Dividend ETF	70,000	4,619,300
Vanguard Value ETF	43,000	2,817,790
		11,111,230

		(Continued)

Sector Rotation Fund

Schedule of Investments
(Unaudited)

As of March 31, 2013
		Shares	Value (note 1)

Utilities - 1.94%
Vanguard Utilities ETF		5,000	$423,750
			423,750

Total Exchange-Traded Funds (Cost $17,971,581)			21,230,485

SHORT-TERM INVESTMENT - 1.58%
§ Fidelity Institutional Treasury Portfolio, 0.01%			346,949

Total Short-Term Investment (Cost $346,949)			346,949

TOTAL VALUE OF INVESTMENTS (Cost $18,318,530) - 98.52%			$21,577,434

OTHER ASSETS LESS LIABILITIES - 1.48%			323,862

NET ASSETS - 100.00%			$21,901,296

* Non-income producing investment
§ Represents 7 day effective yield

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Asset Allocation	1.50%	$ 328,300
Biotechnology	2.92%	639,720
Commodities	4.62%	1,012,010
Consumer Services	1.84%	402,920
Dividend	1.50%	328,500
Fixed Income	20.55%	4,499,480
Health Care	5.25%	1,150,225
International	6.09%	1,334,350
Large Cap	50.73%	11,111,230
Utilities	1.94%	423,750
Short-Term Investment	1.58%	346,949
Total	98.52%	$ 21,577,434

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities
(Unaudited)

As of March 31, 2013

ASSETS
Investments, at value (cost $18,318,530)	$21,577,434
Receivables:
Investments sold	331,941
Fund shares sold	1,418
Dividends and interest	24,656
Total assets	21,935,449

LIABILITIES
Payables:
Fund shares repurchased	3,472
Accrued expenses
Advisory fees	18,595
Administration fees	12,086
Total liabilities	34,153

NET ASSETS	$21,901,296

Net Assets Consist of:
Capital	$18,229,111
Accumulated net investment loss	(536,376)
Undistributed net realized gain on investments	949,657
Net unrealized appreciation on investments	3,258,904
Total Net Assets	$21,901,296

Shares Outstanding, no par value (unlimited authorized shares)	1,892,139

Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$11.57

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations
(Unaudited)

For the period from October 1, 2012 to March 31, 2013

INVESTMENT INCOME
Dividends	$304,591
Total Investment Income	304,591

EXPENSES
Advisory fees (note 2)	110,071
Administration fees (note 2)	71,547
Gross Expenses	181,618

NET INVESTMENT INCOME	122,973

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investment transactions	1,084,678
Change in unrealized appreciation on investments	532,693

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,617,371

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,740,344

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets

	Period Ended	Year Ended
	March 31, 2013 (a)	September 30, 2012

OPERATIONS:
Net investment income	$122,973	$81,667
Net realized gain from investment transactions	1,084,678	889,456
Change in unrealized appreciation on investments	532,693	2,437,207
Net increase in net assets resulting from operations	1,740,344	3,408,330

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(147,685)	(712,133)
Net realized gain from investment transactions	(1,199,001)	(109,029)
Return of capital	-	(398,678)
Decrease in net assets resulting from distributions	(1,346,686)	(1,219,840)

CAPITAL SHARE TRANSACTIONS:
Shares sold	2,015,739	4,749,434
Reinvested dividends and distributions	1,306,606	1,191,013
Shares redeemed	(5,201,194)	(6,932,576)
Net decrease from capital share transactions	(1,878,849)	(992,129)

Net (decrease) increase in net assets	(1,485,191)	1,196,361

NET ASSETS:
Beginning of period	23,386,487	22,190,126
End of period	$21,901,296	$23,386,487

Accumulated net investment loss	$(536,376)	$(511,664)

TRANSACTIONS IN SHARES:
Shares sold	180,141	431,198
Reinvested dividends and distributions	120,302	113,670
Shares redeemed	(463,494)	(627,828)
Net decrease in shares	(163,051)	(82,960)

(a) Unaudited.

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during the	March 31,		September 30,
six month period or fiscal year ended	2013 (i)		2012	2011	2010(a)

Net asset value, beginning of period	$11.38		$10.38	$10.02	$10.00

Income (loss) from investment operations
Net investment income (loss)	0.04		0.01	0.06	(0.01)
Net realized and unrealized gains
on securities	0.83		1.55	0.30	0.03
Total from investment operations	0.87		1.56	0.36	0.02

Less distributions:
From net investment income	(0.07)		(0.32)	-	-
From net realized gains	(0.61)		(0.05)	-	-
Return of capital	-		(0.19)	-	-
Total distributions	(0.68)		(0.56)	-	-

Net asset value, end of period	$11.57		$11.38	$10.38	$10.02

Total Return (d)(e)	8.30%	(c)	15.48%	3.59%	0.20%	(c)

Net assets, end of period (000's)	$21,901		$23,386	$22,190	$18,203

Ratios of:
Gross expenses to average net assets (f)(g)	1.65%	(b)	2.00%	2.03%	2.58%	(b)
Net expenses to average net assets (f)(g)	1.65%	(b)	2.00%	1.65%	1.65%	(b)
Net investment income/(loss)
to average net assets (h)	1.12%	(b)	0.34%	0.52%	(0.11)%	(b)

Portfolio turnover rate	69.90%	(c)	175.18%	227.34%	457.43%	(c)

(a)	For the period from December 31, 2009 (Commencement of Operations) to September 30, 2010.
(b) Annualized.
(c) Not annualized.
(d) Total return does not reflect sales charge, if any.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(g)	Does not include expenses of investment companies in which the fund invests.
(h)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(i) Unaudited.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements
(Unaudited)

1.  Organization and Significant Accounting Policies

The Sector Rotation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”).  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust (“WFT”).  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds (“ETFs”).  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

(Continued)

Sector Rotation Fund

Notes to Financial Statements
(Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Sector Rotation Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Funds	$21,230,485	$21,230,485	$-	$-
Short-Term Investment	346,949	346,949	-	-
Total Assets	$21,577,434	$21,577,434	$-	$-

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any), monthly or quarterly, although the Fund currently intends to distribute these amounts on an annual basis in December of each year.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Sector Rotation Fund

Notes to Financial Statements
(Unaudited)

2.	Transactions with Related Parties & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund by Navigator Money Management, Inc. (the “Advisor”), the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.00% of the average daily net assets of the Fund.  In accordance with these terms, the Advisor earned $110,071 in advisory fees for the six month period ended March 31, 2013.

The Advisor has entered into an Operating Plan under which it has agreed (i) to pay the Fund’s administrator a fee based on the daily average net assets of the Fund when net assets are below $29 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume certain expenses of the Fund outlined in the Operating Plan.  These measures are intended to limit the Fund’s operating expenses to 1.65% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs, acquired fund fees and expenses, and extraordinary expenses.  The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

Prior to June 27, 2011, the Advisor had contractually agreed to waive or limit its fees and to assume other operating expenses so that the ratio of total annual operating expenses was limited to 1.65% of the average net assets of the Fund.  The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP or other extraordinary expenses not incurred in the ordinary course of business.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of September 30, 2011 was $185,405 and expires as follows:

Expiration Date	Amount
September 30, 2013	$ 98,971
September 30, 2014	86,434
Total	$ 185,405

The recovery of any amounts is limited to situations where the repayment would not cause the Fund’s expense ratio of total annual operating expenses to exceed 1.65%.

Administrator
The Nottingham Company (“Administrator”) provides the Fund with administrative, fund accounting, and compliance services pursuant to a Fund Accounting and Administration Agreement.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.65% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  The annual rate is 0.650% if the average daily net assets are under $30 million and gradually decreases to an annual rate of 0.095% if the average daily net assets are $1.795 billion or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.

Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or

(Continued)

Sector Rotation Fund

Notes to Financial Statements
(Unaudited)

repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.  The Fund paid $71,547 in administration fees to the Administrator for the six month period ended March 31, 2013.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor, or the Administrator.

3.	Purchases and Sales of Investment Securities

For the six month period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Six month period ended	Purchases of Securities	Proceeds from Sales of Securities
March 31, 2013	$14,969,084	$18,389,255

There were no long-term purchases or sales of U.S Government Obligations during the period ended March 31, 2013.

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, if applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the six month period ended March 31, 2013, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

(Continued)

Sector Rotation Fund

Notes to Financial Statements
(Unaudited)

At March 31, 2013, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$18,318,530

Unrealized Appreciation	$3,293,400
Unrealized Depreciation	(34,496)
Net Unrealized Appreciation	$3,258,904

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

6.	New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact the new pronouncements will have on the financial statement disclosures.

7.	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Sector Rotation Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Sector Rotation Fund	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,083.00	$8.57
	$1,000.00	$1,016.70	$8.30
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

4.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At the annual meeting of the Fund’s Board of Trustees on January 31, 2013, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another year.  In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

performance of the Fund and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a questionnaire completed by the Advisor containing information about the advisory firm and its business.  The materials provided information about the Advisor’s experience, services to the Fund, profitability with respect to the Fund, its financial strength and capability, and other pertinent information.  The materials also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

(i)
In considering the nature, extent, and quality of the services provided by the Advisor to the Fund, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.

The Trustees noted that the Advisor utilizes a sector rotation strategy that evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  The Trustees further noted that the principal executive and financial officer of the Fund was a principal of the Advisor and serves without additional compensation from the Fund.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance program, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
In considering the investment performance of the Fund and the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group average).  The Trustees noted that the return for the one-year period ended December 31, 2012 was 9.69%, which lagged the returns of the comparable funds and the benchmark index, but was similar to the peer group average.  The Trustees then noted that the return for the three-year period ended December 31, 2012 was 6.42%, which outperformed some of the comparable funds and lagged others, and lagged the peer group average and benchmark index.  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived or to be derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund under the Investment Advisory Agreement was 1.00% of average daily net assets.  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor and the nature and frequency of advisory fee payments.

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to several questions about the financial condition of the firm and reviewed a profitability analysis with the Trustees.  The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the Fund’s management fee was lower than or equal to some of the comparable funds and higher than others, but higher than the peer group average.  The Trustees also determined that the Fund’s net expense ratio was higher than the comparable funds and the peer group average.  The Trustees noted that the Fund was much smaller than the peer group average.  The Trustees also noted that the Advisor’s fee for separate account clients was typically between 1.00% and 1.80% annually.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels and, therefore, did not reflect economies of scale.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future.  It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Administrator since it utilized breakpoints.  The Trustees also noted that the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund’s expenses.  The Trustees determined that these arrangements provided potential savings for the benefit of the Fund’s investors.

Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Advisor.

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

(v)
In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.01 per share.  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Advisory Agreement.

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Navigator Money Management, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	1207 Route 9, Suite 10 Wappingers Falls, NY 12590

Telephone:	Telephone:

800-773-3863	866-688-0028

World Wide Web @: ncfunds.com	World Wide Web @: navfx.com

Item 2.        CODE OF ETHICS.

Not applicable.

Item 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.       SCHEDULE OF INVESTMENTS.

A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.      CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant’s disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/ Mark A. Grimaldi
Date: June 4, 2013	Mark A. Grimaldi President, Treasurer, Principal Executive Officer and Principal Financial Officer The Sector Rotation Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Mark A. Grimaldi
Date: June 4, 2013	Mark A. Grimaldi President, Treasurer, Principal Executive Officer and Principal Financial Officer The Sector Rotation Fund